Exhibit 32


                             CERTIFICATION PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Patrick
D. O'Brien, Chief Executive Officer of American Oil & Gas, Inc. (the "Company"), hereby certify, to my knowledge, that:

     1) the Company's Quarterly Report on Form 10-Q for the quarterly period ending September 30, 2003 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 19, 2003

/s/ Patrick D. O'Brien
-----------------------
Patrick O'Brien
Chief Executive Officer

                             CERTIFICATION PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Andrew
P. Calerich, Chief Financial Officer of American Oil & Gas, Inc. (the "Company"), hereby certify, to my knowledge, that:

     1) the Company's Quarterly Report on Form 10-Q for the quarterly period ending September 30, 2003 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 19, 2003

/s/ Andrew P. Calerich
-----------------------
Andrew P. Calerich
Chief Financial Officer